UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

LOGIC Devices Incorporated

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which offsetting fee was paid previously. Identify the previous filing by registration statement number, or the former schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

LOGIC DEVICES INCORPORATED

1375 Geneva Drive

Sunnyvale, California 94089

NOTICE OF 2012 ANNUAL MEETING OF SHAREHOLDERS

To be Held on Thursday, March 15, 2012

To the Shareholders of LOGIC Devices Incorporated:

NOTICE IS HEREBY GIVEN that the 2012 Annual Meeting of Shareholders of LOGIC Devices Incorporated, a California corporation, will be held at our principal executive offices located at 1375 Geneva Drive, Sunnyvale, California 94089, on Thursday, March 15, 2012, at 9:00 AM PST for the following purposes:

  To elect directors, nominated by our Board of Directors, to serve until the 2013 Annual Meeting of Shareholders or until their successors are duly elected and qualified;
  To ratify the appointment of Hein & Associates LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2012;
  To approve an amendment to our Restated Articles of Incorporation to increase the number of shares of our authorized common stock from 10,000,000 to 50,000,000; and
  To transact such other business as may properly come before the 2012 Annual Meeting or any postponement or adjournment thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice. All shareholders are cordially invited to attend the Annual Meeting in person. Only shareholders of record at the close of business on February 2, 2012 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. Any shareholder attending the Annual Meeting and entitled to vote may do so in person, even if such shareholder returned a proxy.

By Order of the Board of Directors,

Kimiko Milheim Corporate Secretary

Sunnyvale, California

February 13, 2012

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE, OR YOU MAY INSTEAD PROVIDE YOUR PROXY BY TELEPHONE OR OVER THE INTERNET FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD; EITHER METHOD WILL ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

LOGIC DEVICES INCORPORATED

1375 Geneva Drive

Sunnyvale, California 94089

PROXY STATEMENT

March 15, 2012

This Proxy Statement is being furnished to you in connection with the solicitation by the Board of Directors of LOGIC Devices Incorporated of proxies in the accompanying form to be used at the 2012 Annual Meeting of Shareholders of LOGIC Devices Incorporated to be held on Thursday, March 15, 2012, at 9:00 a.m. PST and any adjournment, postponement, or continuation of the annual meeting thereof (the “Annual Meeting”). The Annual Meeting will be held at our principal executive offices, located at 1375 Geneva Drive, Sunnyvale, California 94089. Unless the context indicates otherwise, all references in this proxy statement to “we,” “us,” “our,” “LOGIC,” or the “Company” mean LOGIC Devices Incorporated.

This Proxy Statement and the accompanying form of proxy are being mailed to shareholders on or about February 13, 2012.

Questions and Answers about the Proxy Materials and the 2012 Annual Meeting

What proposals will be voted on at the 2012 Annual Meeting?

The following three proposals will be voted on at the 2012 Annual Meeting:

  The election of five directors, nominated by our Board of Directors, to serve until the 2013 Annual Meeting of Shareholders or until their successors are duly elected and qualified;
  The ratification of the appointment of Hein & Associates LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2012; and
  The approval of an amendment to our Restated Articles of Incorporation to increase the number of shares of our authorized common stock from 10,000,000 to 50,000,000.

In addition, our management will report on our performance during the fiscal year ended September 30, 2011 and respond to appropriate questions from shareholders.

What are the Board’s recommendations?

Our Board recommends that you vote:

  “FOR” each of the Board’s recommendations for nominees for election to our Board of Directors listed in Proposal No. 1;
  “FOR” Proposal No. 2 to ratify the appointment of Hein & Associates LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2012; and
  “FOR” Proposal No. 3 to approve the amendment to our Restated Articles of Incorporation to increase the number of shares of our authorized common stock from 10,000,000 to 50,000,000.

Will there be any other items of business on the agenda?

We do not expect any other items of business because the deadline for shareholder proposals and director nominations has already passed. Nonetheless, in case there is an unforeseen need, the accompanying proxy gives discretionary authority to the persons named on the proxy with respect to any other matters that might be brought before the meeting. Those persons intend to vote that proxy in accordance with their best judgment.

Who is entitled to vote?

Shareholders of record at the close of business on February 2, 2012 (the “Record Date”) are the only persons entitled to notice of, and to vote at, the Annual Meeting. Each shareholder of record is entitled to one vote for each share of our common stock held. As of the Record Date, there were 9,418,166 shares issued and outstanding of our common stock, our only outstanding voting securities.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Shareholder of Record.  If your shares are registered directly in your name, you are considered the shareholder of record with respect to those shares. The Proxy Statement and proxy card have been sent directly to you by LOGIC.

Beneficial Owner.  If you hold shares through a stock brokerage account or through a bank, trust, or other nominee, then the broker, bank, trust, or other nominee is considered the shareholder of record with respect to those shares and you are considered the beneficial owner of those shares held in street name. The Proxy Statement has been forwarded to you by your broker, bank, trust, or other nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction form included in the mailing.

How do proxies work?

The Board of Directors is asking for your proxy. Giving us your proxy means that you authorize us to vote your shares at the Annual Meeting in the manner you direct. In the election of directors, you may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to each of the director nominees. With respect to Proposal No. 2 and Proposal No. 3, you may vote “FOR,” “AGAINST,” or “ABSTAIN.”

If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you sign and return the enclosed proxy card but do not specify how to vote, we will vote your shares “FOR” all of the Board’s recommended director nominees to the Board; “FOR” the ratification of the appointment of Hein & Associates LLP as our independent registered public accounting firm; and “FOR” the approval of an amendment to our Restated Articles of Incorporation to increase the number of shares of our authorized common stock from 10,000,000 to 50,000,000.

How do I vote?

Shareholders of record may vote using any of the following methods:

•        By Mail — Sign and date each proxy card you receive and return it in the prepaid envelope. Sign your name exactly as it appears on the proxy. If you return your signed proxy but do not indicate your voting preferences, we will vote your shares “FOR” all of the Board’s recommended director nominees to the Board; “FOR” the ratification of the appointment of Hein & Associates LLP as our independent registered public accounting firm; and “FOR” the approval of an amendment to our Restated Articles of Incorporation to increase the number of shares of our authorized common stock from 10,000,000 to 50,000,000. Shareholders of record may vote by mail or in person at the Annual Meeting.

•        By Telephone or the Internet — If you are a beneficial owner, you will receive instructions from the shareholder of record that you must follow in order for your shares to be voted. Telephone and Internet voting will be offered to shareholders owning shares through most banks and brokers. Follow the instructions located on your voting instruction form. Please be aware that if you vote over the Internet, you may incur costs such as telephone and Internet access charges for which you will be responsible. If you vote by telephone or via the Internet, you do not need to return your voting instruction form to your bank or broker.

•        In Person at the 2012 Annual Meeting — Shares held in your name as the shareholder of record may be voted at the Annual Meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, bank or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions or vote by telephone or the Internet so that your vote will be counted if you later decide not to attend the Annual Meeting.

What does it mean if I receive more than one proxy card?

If you hold your shares in multiple registrations, or in both registered and street name, you will receive a proxy card for each account. Please mark, sign, date, and return each proxy card you receive. If you choose to vote by telephone or Internet, please vote each proxy card you receive.

What are the voting procedures for the election of directors?

A shareholder may cumulate his or her votes and cast the number of votes equal to the number of directors to be elected, which at this Annual Meeting is five, multiplied by the number of votes to which the shareholder’s shares are entitled to vote. For example, if you own 100 shares of stock and there are five directors to be elected at the annual meeting, you may allocate 500 “FOR” votes (five times 100) among as few or as many of the five nominees to be voted on at the annual meeting as you choose. A shareholder may cast all such cumulated votes for a single candidate or spilt votes between multiple candidates, provided that votes cannot be cast for more than the total number of candidates. However, no shareholder will be entitled to cumulate votes unless the candidate’s name has been placed in nomination prior to the voting and the shareholder has given notice to our Corporate Secretary prior to the commencement of voting of the shareholder’s intention to cumulate his or her vote.

If any one shareholder provides notice of his or intention to cumulate their votes for a candidate in nomination, then all shareholders entitled to vote may cumulate their votes for candidates in nomination. As of the date of mailing of this Proxy Statement, there has been notice of a shareholder’s intention to cumulate his or her votes and accordingly, all shareholders entitled to vote may cumulate his or her votes in the election of directors.

In any election of directors, regardless of whether cumulative voting is available to shareholders, the candidates receiving the highest number of affirmative votes up to the number of directors to be elected are elected.

Cumulative voting, if available, applies only to the election of directors. On all other matters that properly come before the Annual Meeting, each shareholder of record is entitled to one vote for each share of our common stock held.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of common stock outstanding on the Record Date will constitute a quorum. As of the Record Date, there were 9,418,166 shares issued and outstanding of our common stock. Both abstentions and broker “non-votes” are counted for the purpose of determining the presence of a quorum.

A broker non-vote occurs when a broker or other nominee returns a proxy but does not have either discretionary authority by law to vote on a particular proposal or specific voting instructions from the beneficial owner of the shares with respect to a particular proposal. Generally, brokers or other nominees have discretionary authority by law to vote only on routine proposals.

At our Annual Meeting, brokers will have discretionary authority to vote on the ratification of the appointment of Hein & Associates LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2012, without having received specific voting instructions from the beneficial owner of the shares. In all other instances, brokers and other shareholders of record who serve as nominees for a beneficial owner may not vote on a proposal without having received specific voting instructions from the beneficial owner.

Can I change my vote or revoke my proxy?

You may change your vote or revoke your proxy at any time prior to the vote at the Annual Meeting. Whether shareholders submit their proxies by mail, telephone, or the Internet, a shareholder may revoke a proxy by sending a written notice of revocation to our Corporate Secretary at LOGIC Devices Incorporated, 1375 Geneva Drive, Sunnyvale, CA 94089, or by submitting a valid later-date proxy (either by mail, telephone, or the Internet) at any time prior to the date of the Annual Meeting.

Attendance at the Annual Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Corporate Secretary before the proxy is exercised or you vote by written ballot at the Annual Meeting. Note, only shareholders of record may vote in person at the Annual Meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, bank or nominee that holds your shares giving you the right to vote the shares.

Unless properly revoked as described, executed and unrevoked proxies will be voted in the manner set forth in this Proxy Statement or as otherwise instructed by the shareholder giving the proxy.

How are proxies solicited?

The cost of this solicitation will be borne by LOGIC Devices Incorporated. In addition to solicitation by mail, our officers, directors, and employees may solicit proxies by telephone, facsimile, or in-person. We may also request banks and brokers to solicit their customers who have a beneficial interest in our common stock registered in the names of nominees and will reimburse such banks and brokers for their reasonable out-of-pocket expenses. We may retain an outside firm to solicit proxies on our behalf.

How can I submit a shareholder proposal for the 2013 Annual Meeting?

The proxy proposal submission rules of the SEC permit shareholders of a company, after timely notice to the company, to present proposals for shareholder action in the company’s proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action, and are not properly omitted by company action in accordance with the proxy proposal submission rules.

Our 2013 Annual Meeting of Shareholders is expected to be held on or about March 7, 2013 and proxy materials in connection with that meeting are expected to be mailed on or about February 1, 2013. Shareholder proposals prepared in accordance with the proxy proposal submission rules must be received at our corporate office on or before October 4, 2012, in order to be considered for inclusion in our Board of Directors’ proxy statement and proxy card for the 2013 Annual Meeting of Shareholders. Any such proposal must be in writing and signed by the shareholder. The presiding officer of the meeting may refuse to acknowledge any matter not made in compliance with the foregoing procedure.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 15, 2012:

The Notice of Annual Meeting, Proxy Statement, and our 2011 Annual Report are available at our website, www.logicdevices.com, under “Investor Info.”

________________________

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following tables set forth the amount and percentage of our outstanding common stock beneficially owned by each director, each nominee for director, each executive officer named in the Summary Compensation Table, persons or groups who beneficially own more than 5% of our outstanding common stock, and all of our executive officers and directors, as a group, as of February 2, 2012.

Shareholder Known by Us to Own Over 5% of Our Common Stock

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Shares Beneficially Owned (1)

Steven J. Revenig, as Trustee of the Farkas Trusts (2)	624,305	6.6%
1873 South Bellaire Street, Suite 1000
Denver, Colorado 80222

(1)   On February 2, 2012, we had 9,418,166 shares of common stock outstanding.

(2)   Consists of 14 irrevocable trusts administered by Mr. Revenig, an independent trustee, the beneficiaries of which consist of Mr. Howard L. Farkas and members of his family. Mr. Farkas disclaims any beneficial ownership of the shares held by Mr. Revenig as trustee of the Farkas Trusts.

Officers and Directors

Name and Address of Beneficial Owner (1)	Nature of Beneficial Ownership	Amount and Nature of Beneficial Ownership (2)	Percent of Shares Beneficially Owned (2)

Howard L. Farkas (3)	Chairman of the Board	1,230,666	13.0%
James T. Hooper (4)	Director	17,500	*
Hal Shoemaker (5)	Director	15,000	*
Robert C. Stanley (6)	Director	501,681	5.6%
William C. Volz (7)	Director and President	1,331,571	14.1%
Kimiko Milheim	Chief Financial Officer and Corporate Secretary	0	*
All directors and executive officers as a group (6 persons)		3,596,418	37.7%

* Percentage of shares beneficially owned does not exceed one percent of issued and outstanding shares of stock.

(1) Unless otherwise stated, the address of each beneficial owner listed on the table is c/o LOGIC Devices Incorporated, 1375 Geneva Drive, Sunnyvale, CA 94089.

(2) On February 2, 2012, we had 9,418,166 shares of common stock issued and outstanding. In computing percentage ownership of a person, shares of common stock subject to stock options and warrants held by that person that are currently exercisable or vested or which will become exercisable or vest within 60 days of February 2, 2012 are also deemed outstanding and included in the amount of beneficial ownership. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person.

(3) Mr. Farkas is Chairman of the Board. Mr. Farkas beneficially owns 1,230,666 shares of common stock. The amount includes 75,000 shares of common stock that are issuable upon the exercise of options, which are exercisable within 60 days of February 2, 2012.

(4) Mr. Hooper is a member of our Board of Directors. Mr. Hooper beneficially owns 17,500 shares of common stock issuable upon exercise of options, which are exercisable within 60 days of February 2, 2012.

(5) Mr. Shoemaker is a member of our Board of Directors. Mr. Shoemaker beneficially owns 15,000 shares of common stock issuable upon exercise of options, which are exercisable within 60 days of February 2, 2012.

(6) Mr. Stanley is a member of our Board of Directors. Mr. Stanley beneficially owns 1,001,681 shares of common stock. The amount includes 15,000 shares of common stock that are issuable upon the exercise of options, which are exercisable within 60 days of February 2, 2012.

(7) Mr. Volz is our President, Chief Executive Officer, and a member of our Board of Directors. Mr. Volz beneficially owns 1,331,571 shares of common stock.

As of January 30, 2012, there are no arrangements among our beneficial owners known to management which may result in a change in control of our Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers, directors, and persons who beneficially own 10% or more of a registered class of our equity securities to file reports of their ownership of our securities, as well as statements of changes in such ownership, with us and the Securities and Exchange Commission. Based upon written representations received by us from our officers, directors, and 10% or greater shareholders, and our review of the statements of beneficial ownership changes filed with us by our officers, directors, and 10% or greater shareholders during fiscal year 2011, we believe all reporting requirements under Section 16(a) for fiscal year 2011 were met in a timely manner by our directors, executive officers, and greater than 10% beneficial owners with the following exceptions:

1.      Mr. Howard Farkas, our Chairman of the Board, failed to file a Form 4 for: a common stock purchase of 62,500 shares, which was required to be filed on November 11, 2010 and filed 5 days late; a common stock purchase of 106,383 shares, which was required to be filed on April 13, 2011 and filed 1 day late; a common stock purchase of 41,667 shares, which was required to be filed on August 2, 2011, and filed 120 days late; and a common stock purchase of 48,077 shares, which was required to be filed on August 25, 2011 and filed 97 days late.

2.      Mr. Robert Stanley, our Director, failed to file a Form 4 for: a common stock purchase of 27,778 shares, which was required to be filed on February 2, 2011 and filed 1 day late; a common stock purchase of 33,333 shares, which was required to be filed on May 3, 2011 and filed 268 days late; a common stock purchase of 46,296 shares, which was required to be filed on July 15, 2011 and filed 3 days late; and a common stock purchase of 48,077 shares, which was required to be filed on August 25, 2011 and filed 99 days late.

3.      Mr. William Volz, our President and Chief Executive Officer, failed to file a Form 4 for: a common stock purchase of 83,333 shares, which was required to be filed on December 8, 2010 and filed 1 day late; a common stock purchase of 39,062 shares, which was required to be filed on December 29, 2010 and filed 29 days late; and a common stock purchase of 64,935 shares, which was required to be filed on January 17, 2011 and filed 10 days late.

________________________

PROPOSAL No. 1 – ELECTION OF DIRECTORS

The Board of Directors recommends a vote “FOR” each of the Board’s recommended nominees for director.

Our Board of Directors currently consists of five directors. Our bylaws provide that each director shall have a one-year term and must be re-elected at each annual meeting of shareholders. Therefore, five directors will be elected at our Annual Meeting to serve until the 2013Annual Meeting of Shareholders, or until their respective successors are elected. Proxies cannot be voted for a greater number of persons than the number of nominees named. Our Corporate Governance and Nominating Committee has nominated, and our Board of Directors has ratified the nomination of, the five persons named below. All of the nominees are current directors of LOGIC Devices Incorporated.

Shares represented by proxies as to which the authority to vote for a nominee has been withheld will be deemed present and entitled to vote for purposes of determining the existence of a quorum and calculating the number of votes cast, but will be deemed not to have been voted in favor of the candidate with respect to whom the proxy authority has been withheld. In the unlikely event that the nominees are not candidates for election at the Annual Meeting, the persons named as proxies will vote for such other persons as the Board or proxies may designate.

Brokers and other nominees do not have authority to vote for any nominee for director without specific voting instructions from the beneficial owner. As such, if a broker returns a “non-vote” proxy indicating a lack of authority to vote in the election of any nominee for director, then the shares covered by the broker non-vote will be deemed present and entitled to vote at the meeting for the purposes of determining a quorum, but not present and entitled to vote in the electiong of any nominees for director for whom the non-vote proxy was returned. If you hold shares in any brokerage account or through a bank, trust, or other nominee and wish to vote those shares in the election of any of the nominees for director, then you should instruct the broker, bank, trust, or other nominee how to vote the shares using the voting instructions provided.

Information Regarding Our Board of Directors and Nominees

Set forth below is certain information with respect to our directors as of January 30, 2012. This information has been provided by each director at our request. None of the directors is related to each other or any of our executive officers.

Name	Position Held	Age	In Position Since

Howard L. Farkas	Chairman of the Board	87	1983
James T. Hooper	Director	77	2010
Hal Shoemaker	Director	66	2010
Robert C. Stanley	Director	60	2010
William J. Volz	Director and President	64	1983

Biographies and Qualifications of Our Directors. The biographies of our directors and certain information regarding each director’s experience, attributes, skills and/or qualifications that led to the conclusion that the individual should be serving as a director of our Company are as follows:

HOWARD L. FARKAS has been a director of our Company since our inception in 1983. Mr. Farkas is president of Farkas Group, Inc., a company that provides management services to various business interests. He is the sole owner, chairman, president and managing broker of Windsor Gardens Realty, Inc., a residential real estate brokerage company, which he co-founded in 1964. He serves as an outside director in privately-held Northwestern Engineering Company, and as a director/manager for a number of privately-held oil and gas exploration and development companies owned by him and family members. Additionally, Mr. Farkas has extensive prior experience in serving on boards of directors, including certain of their key standing committees.  Most notably, Mr. Farkas served as a director of Synthetech, Inc. and chairman of its audit committee for over twenty years until Synthetech, Inc. merged into a subsidiary of W.R. Grace & Company. He also served as a director of Navidec Financial Services, Inc. for approximately four years until it changed its business operations and corporate name to Two Rivers Water Company. Mr. Farkas is a valuable addition to our Board due to his depth of strategic, commercial, and senior management experience and his detailed knowledge of our Company’s history and development having served as a member of our Board for over 29 years.

JAMES T. HOOPER has served as owner and consultant of Hooper’s Contract Management Services, a firm which develops and provides quality management systems for semiconductor-related industries, since 2001. He retired as director of quality engineering for the manufacturing services group of Advanced Micro Devices in September 2000, but continues to serve as a consultant to a number of companies in the industry. Most recently, Mr. Hooper advised Supertex, Inc., a mixed signal semiconductor manufacturer, on ISO14001 2004 management systems and provided training for Solaria Corporation and for Aehr Test Systems, a company which develops and manufactures burn-in and test equipment for the semiconductor industry. He has also held positions of increasing responsibility with Fairchild Semiconductor Corporation, Omnex Corporation, and Supertex, Inc. Mr. Hooper was hired to serve as our Director of Quality in an independent consultant capacity from January 2008 through February 2010, and oversaw our ISO 9001 and Mil-PRF-38535 certifications. Due to his extensive operating, quality and manufacturing experience, including over 53 years of management and experience in the semiconductor-related industries, Mr. Hooper is a valuable addition to our Board. He has an intimate knowledge of our Company as a former consultant.

HAL SHOEMAKER is, and has been, a principal of Cumulative Technologies Corporation, which markets semiconductor packaging equipment, materials, and services, since 1983. He has extensive sales and marketing experience related to semiconductor manufacturing materials and equipment. Mr. Shoemaker’s prior experience includes sales of specialty and precious metals while employed at the Sel-Rex-OMI division of Occidental Petroleum. He was previously a vice president and director at specialty semiconductor packaging manufacturer, Hestia Technologies, Inc. From his more than 40 years in the industry, Mr. Shoemaker is a valuable addition to our Board because of his tremendous depth of experience and technical expertise, especially in the area of semiconductor technology, and a strong familiarity with our products.

ROBERT STANLEY was a member of the New York Mercantile Exchange, now CME Group, as a commodities analyst beginning in 1980 until 2011. He is part-owner of Mondo Vino, a high end wine and spirits store in Denver, Colorado. Mr. Stanley has prior experience serving on boards of directors, including current service as a trustee for the Fountain Valley School of Colorado and as an advisory board member of a new start-up company, DayVine, Inc. Previously, Mr. Stanley served as a committee chairman for the National Kidney Foundation, and has owned various other businesses. Mr. Stanley is a valuable addition to our Board due to his depth of strategic and investment experience, and his knowledge of the commodities industry.

WILLIAM J. VOLZ has served as a director since he co-founded our Company in 1983. He has served as our President and Chief Executive Officer since December 1987. Mr. Volz served as our Vice President of Engineering from August 1983 to December 1987. With over 43 years of experience in the semiconductor industry and with our Company, he is a valuable addition to our Board due to his strong leadership skills and extensive operating, strategic, transactional, and senior management experience. Additionally, by holding positions of increasing responsibility at our Company, Mr. Volz holds an intimate knowledge and understanding of our Company, our complete history, and our vision due to his longevity in the industry and with us.

Required Vote

With regard to the election of directors, the candidates receiving the highest number of affirmative votes up to the number of directors to be elected are elected. Thus, assuming a quorum is present at the Annual Meeting, the five nominees who receive the most affirmative votes will be elected as directors.

CORPORATE GOVERNANCE

Director Independence

As of January 30, 2012, our Board of Directors has determined that Mr. Howard L. Farkas, Mr. Hal Shoemaker, and Mr. Robert Stanley are “independent directors” as defined by Rule 5605(a)(2) of the NASDAQ Listing Rules and the rules under the Securities Exchange Act of 1934. Mr. James T. Hooper is not considered “independent” and defined by Rule 5605(a)(2) of the NASDAQ Listing Rules, and therefore, he is not considered an independent committee member of the two committees on which he is appointed, the Compensation Committee and the Nominating and Corporate Governance Committee.

Other than Mr. Farkas and Mr. Stanley, no member of our Compensation Committee had any relationship with us that would be required to be disclosed as a related party transaction. Since July 12, 2011, we have raised $370,000 through private placements to Mr. Farkas in exchange for 965,666 shares of our common stock, and raised $225,000 through private placements to Mr. Stanley in exchange for 986,681 shares of our common stock. Before we could consider entering into any other transactions in which any executive officer, director, nominee or any family member of the foregoing would have any direct or indirect interest, regardless of the amount involved, the terms of such transaction would have to be presented to our Board of Directors (other than any interested director) for approval.

We use the independence standards set forth by Rule 5605(a)(2) of the NASDAQ Listing Rules. In reviewing the independence of our directors against these standards, we consider relationships and transactions between each director and members of the director’s family with us and our affiliates. The Board has determined that each member of our Audit Committee is independent as defined by Rule 5605(a)(2) of the NASDAQ Listing Rules and as defined by Rule 10A-3(b)(1) under the Exchange Act.

Board Meetings

During the fiscal year ending September 30, 2011, our Board of Directors held four regularly scheduled and special board meetings and, in addition, took action from time to time by unanimous written consent. Each director attended at least 75% of the aggregate number of meetings of the Board of Directors held during the period for which such director served on our Board of Directors and of the Committees on which such director served. We do not have a formal policy that requires the attendance of directors at our Annual Meeting of our Shareholders; however, we encourage all Board members to attend shareholder meetings that are held in conjunction with a Board meeting. All of our Board members attended the 2011 Annual Meeting held March 10, 2011.

Committees of our Board of Directors and Committee Independence

Our Board of Directors has appointed and established a Compensation Committee, a Nominating and Corporate Governance Committee, and an Audit Committee. The Board has adopted written charters for each of its Committees, copies of which are available on our website, www.logicdevices.com. The composition and function of these committees are set forth below.

Compensation Committee. The Compensation Committee reviews and approves the compensation and other terms of employment, including recommendations regarding equity awards, of our President and Chief Executive Officer, and our other senior management. The Compensation Committee oversees compensation programs and policies, including our stock incentive plan. It reviews our compensation levels, including reviewing and approving equity awards to our executive officers, and reviews and recommends annually all decisions related to our executive compensation for approval by the entire Board of Directors.

The Compensation Committee solicits input from our Chief Executive Officer regarding the duties, responsibilities, and performance of the other executive officer and the results of performance reviews. The conclusions reached and recommendations based on these reviews, including with respect to the salary adjustments and annual award amounts, are presented to the Compensation Committee, who can exercise their discretion in modifying any recommended adjustments or awards to executive officers.

The Compensation Committee has the sole authority to retain any third party to assist with the assessment of executive compensation, but did not choose engage a compensation consultant during fiscal year 2011.

Current members:                                                 Robert Stanley (Chair)

Howard L. Farkas

James T. Hooper

Hal Shoemaker

Number of meetings in fiscal year 2011:    1

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for nominating individuals to serve as members of our Board of Directors and for establishing policies affecting corporate governance.

Current members:                                                 Howard L. Farkas (Chair)

Hal Shoemaker

Robert Stanley

Number of meetings in fiscal year 2011:    1

Audit Committee. The Audit Committee reviews our accounting, auditing, financial reporting, and internal control functions and selects our independent registered public accounting firm.

Current members:                                                 Howard L. Farkas (Chair and Audit Committee Expert)

Hal Shoemaker

Robert Stanley

Number of meetings in fiscal year 2011:    4

The Board of Directors has made a determination that Howard L. Farkas, Chair of the Audit Committee, qualifies as an audit committee financial expert and meets the criteria set forth in Item 407(d)(5)(ii) of Regulation S-K and is  independent as defined by Rule 5605(a)(2) of the NASDAQ Listing Rules. As he previously owned and operated a certified public accounting business, Mr. Farkas has an understanding of generally accepted accounting principles and financial statements and has the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves.

Board Leadership Structure

We currently have separate individuals serving as our principal executive officer and as our Chairman of the Board. Mr. Volz has served as our President and Chief Executive Officer since December 1983. Mr. Farkas has served as Chairman of the Board since our inception in 1983. While the Board believes the separation of these positions has served our Company well for many years, and intends to maintain this separation where appropriate and practicable.

Risk Oversight Management

Our Board of Directors takes an active role, as a whole and at the committee level, in overseeing management of our Company’s risks. Our management keeps the Board of Directors apprised of significant risks facing us and the approach being taken to understand, manage and mitigate such risks. Specifically, strategic risks are overseen by the full Board of Directors; financial risks are overseen by the Audit Committee; risks relating to compensation plans and arrangements are overseen by the Compensation Committee; risks associated with director independence and potential conflicts of interest are overseen by the Nominating and Corporate Governance Committee or the full Board of Directors, as appropriate. Additional review or reporting on enterprise risks is conducted as needed or as requested by the full Board of Directors or the appropriate committee.

Consideration of Director Nominees

Our Nominating and Corporate Governance Committee has the responsibility to identify, evaluate, recruit and recommend qualified candidates to the Board of Directors for nomination or election. It will utilize a variety of methods for identifying and evaluating nominees for director.

In evaluating nominations for candidates for membership on our Board of Directors, the Nominating and Corporate Governance Committee will seek to achieve a balance of knowledge, experience, and capability on the Board and to address the following membership criteria. Members of the Board should have the highest professional and personal ethics and values. They should have broad experience at the policy-making level in business, government, education, technology, or public interest. They should be committed to enhancing shareholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all directors' duties. The Nominating and Corporate Governance Committee believes it appropriate for at least one, and, preferably, multiple, members of the Board of Directors to meet the criteria for an “audit committee financial expert” as defined by rules of the SEC, and for a majority of the members of the Board of Directors to meet the definition of “independent director” under the NASDAQ Listing Rules. The Nominating and Corporate Governance Committee also believes it appropriate for key members of our management to participate as members of the Board of Directors.

One of the Board’s objectives is that its membership be composed of experienced and dedicated individuals with diversity of backgrounds, perspectives and skills. The Nominating and Corporate Governance Committee will select candidates for Director based on their character, judgment, diversity of experience, business acumen, and ability to act on behalf of all shareholders. We do not have a formal diversity policy. However, the Nominating and Corporate Governance Committee endeavors to have a Board representing diverse viewpoints as well as diverse expertise at policy-making levels in many areas, including business, accounting and finance, healthcare, manufacturing, marketing and sales, education, legal, government affairs, regulatory affairs, research and development, business development, international aspects of our business, technology, and in other areas that are relevant to our activities.

Prior to each Annual Meeting of Shareholders, the Nominating and Corporate Governance Committee identifies nominees first by evaluating the current Directors who are willing to continue in service. These candidates are evaluated based on the criteria described above, including as demonstrated by the candidate’s prior service as a Director, and the needs of the Board of Directors with respect to the particular talents and experience of its Directors. In the event that a Director does not wish to continue in service, the Nominating and Corporate Governance Committee determines not to re-nominate the Director, or a vacancy is created on the Board of Directors as a result of a resignation or retirement, an increase in the size of the Board or other event, the Committee will consider various candidates for Board membership, including those suggested by the Committee members, by other Board of Directors members, by any executive search firm engaged by the Committee or by shareholders. The Committee did not paid fees during the past fiscal year to any third party to identify, evaluate, or to assist in identifying or evaluating, potential nominees, but may determine it necessary in the future. The Committee recommended all of the nominees for election included in this Proxy Statement.

A shareholder who wishes to suggest a prospective nominee for LOGIC’s Board of Directors should notify our Corporate Secretary, Kimiko Milheim, in writing with any supporting material the shareholder considers appropriate.  In order to nominate a candidate for director, a shareholder must give timely notice in writing to our Corporate Secretary and otherwise comply with the provisions of our bylaws. In general, our Bylaws provide that a shareholder’s nomination of a candidate for director must be given to our Corporate Secretary not less than 45 days prior to the first anniversary of the date of the mailing of materials regarding the prior year’s annual meeting, which mailing date is identified above in this Proxy Statement; unless the date of the next annual meeting is changed by more than 30 days from the date contemplated at the time of mailing of the prior year’s proxy statement, in which case notice must be received a reasonable time before.

Shareholder nominations should be addressed to: Corporate Secretary, LOGIC Devices Incorporated, 1375 Geneva Drive, Sunnyvale, CA 94089.

 Shareholder Communications with the Board of Directors

If you wish to communicate with the Board of Directors, you may send your communication in writing to: Corporate Secretary, LOGIC Devices Incorporated, 1375 Geneva Drive, Sunnyvale, CA 94089. Please include your name and address in the written communication and indicate whether you are a shareholder of LOGIC. Our Corporate Secretary will review any communication received from a shareholder and forward material communications to the appropriate Director or Directors or Committee of the Board of Directors based on the subject matter . Shareholders may communicate with our Board of Directors as a group, the chair of any Committee of the Board of Directors, or any individual director.

DIRECTOR COMPENSATION

None of our directors received cash compensation from us during the fiscal year ended September 30, 2011.

Pursuant to the Amended and Restated LOGIC Devices Incorporated 1998 Director Stock Incentive Plan (the “Director’s Plan”), each non-employee director receives an automatic annual grant of an option to purchase 15,000 shares of our common stock upon election or re-election to our Board of Directors. The option vests immediately and has a five-year term from the date of grant. Directors are reimbursed for expenses incurred in connection with attending meetings of our Board and Board Committees.

On March 10, 2011, Messrs. Farkas, Hooper, Shoemaker, and Stanley received the automatic grant of options to purchase 15,000 shares of our common stock. These options vested immediately and expire on March 10, 2016. The awards were valued at $21,141, which represents the aggregate grant date fair value of the option awards granted in fiscal year 2011 as computed in accordance with FASB ASC Topic 718, Compensation — Stock Compensation. The fair value of each stock option award is estimated on the date of grant using the Black-Scholes option valuation model. A discussion of the assumptions used in made by us in determining the value of our equity awards may be found in Note 1 to our audited consolidated financial statements for the year ended September 30, 2011 included in our Annual Report on Form 10-K filed with the SEC on December 29, 2011.

Directors who are our employees do not receive any fees for their service on our Board of Directors. During the fiscal year ended September 30, 2011, Mr. Volz was our only employee director.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Before we consider entering into any transaction in which any executive officer, director, nominee or any family member of the foregoing would have any direct or indirect interest, regardless of the amount involved, the terms of such transaction are presented to our Board of Directors (other than any interested director) for approval.

During the fiscal year ended September 30, 2011, we raised $550,000 through related party private placements of 850,452 shares of our common stock. The transactions are as follows:

Name of Related Party	Position	Aggregate Amount of Securities Sold	Price Per Share	Aggregate Amount Invested

Howard L. Farkas	Chairman of the Board	447,397	$0.62	$275,000
Robert C. Stanley	Director	155,484	$0.68	$100,000
William J. Volz	President and Director	247,571	$0.71	$175,000

During the fiscal year ended September 30, 2010, we raised $250,000 through one related party private placement to Mr. Volz of 357,143 shares of our common stock at a price per share of $0.70.

The proceeds from the private placements were used for working capital and to fund operations. The shares have not been registered with the SEC. However, our Chairman of the Board, President, and director received demand registration rights, subject to certain limitations, and unlimited piggyback registration rights, with respect to the shares. We are only obligated to use its best efforts to obtain an effective registration statement.

In addition to the above described private placements, Mr. Volz has entered into working capital bridge loans with us, totaling $174,000. The loans are due on demand and non-interest bearing. We incurred no related party loans in the fiscal year ended September 30, 2010.

Arrangements or Understandings between our Executive Officers or Directors and Others

Except as noted above, there are no other arrangements or understandings between our executive officers or directors and any other person pursuant to which he or she was or is to be selected as a director or officer.

Involvement in Legal Proceedings

To our knowledge, none of our directors or executive officers, or any associate of any such director or officer, is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

Code of Business Ethics

We previously adopted a Code of Business Ethics that applies to our directors and executive officers. The full text of the Code of Business Ethics is published on our website, www.logicdevices.com, under the caption, “Corporate Information – About LOGIC – Code of Ethics.” A copy can be obtained free of charge by contacting our Corporate Secretary, c/o LOGIC Devices Incorporated, 1375 Geneva Drive, Sunnyvale, CA 94089.

REPORT OF THE AUDIT COMMITTEE

The incorporation by reference of this proxy statement into any document or registration statement filed with the SEC by us shall not be deemed to include the following report and related information, unless such report is specifically stated to be incorporated by reference into such document.

The Audit Committee of our Board of Directors serves as the representative of our Board of Directors for general oversight of the financial accounting and reporting processes, system of internal control, audit process, and process for monitoring compliance with laws and regulations. The Audit Committee is responsible for, among other things, the appointment of the independent auditors and the preparation of the report to be included in our annual proxy statement pursuant to rules of the SEC. The charter of the Audit Committee, as approved by the Board of Directors, is available on our website, www.logicdevices.com. The Board has determined that each member of our Audit Committee is independent as defined by Rule 5605(a)(2) of the NASDAQ Listing Rules and as defined by Rule 10A-3(b)(1) under the Exchange Act.

Our management has primary responsibility for preparing our financial statements and for its financial reporting process. Our independent auditors, Hein & Associates, LLP, are responsible for expressing an opinion on the conformity of our financial statements to accounting principles generally accepted in the United States of America.

The Audit Committee hereby reports as follows:

1.      The Audit Committee has reviewed and discussed the audited financial statements with our management and with the independent auditors, with and without our management present.

2.      The Audit Committee has discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), Codification of Statements on Auditing Standard, AU §380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

3.      The Audit Committee has received the written disclosures and the letter from our independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence, including the matters in the written disclosures required by Independence Standards Board Standard No. 1, "Independence Discussions for Audit Committees," and has discussed with the independent auditors the independent auditors' independence, including whether the independent auditors' provision of non-audit services to us is compatible with the independent auditors' independence.

Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to our Board of Directors and the Board approved, that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2011, for filing with the SEC. The Audit Committee has appointed Hein & Associates LLP to serve as our Company’s independent registered public accounting firm for the fiscal year ending September 30, 2012.

Submitted by the Audit Committee of the Board of Directors:

Howard L. Farkas (Chair)

Hal Shoemaker

Robert Stanley

EXECUTIVE OFFICERS

The following table sets forth information regarding our non-director executive officer as of January 30, 2012:

Name	Age	Position

Kimiko Milheim	41	Chief Financial Officer and Corporate Secretary

KIMIKO MILHEIM is our Chief Financial Officer and Corporate Secretary. She joined us in November 1999 (served as an independent consultant during brief periods of fiscal 2004 and fiscal 2007 before returning as an employee). Ms. Milheim is a Certified Public Accountant, with an M.B.A. degree from the University of California, Irvine. Prior to joining us, she was general accounting manager at ArthroCare Corporation, an audit manager at BDO Seidman, LLP, and an in-charge accountant with the Office of the California State Auditor.

EXECUTIVE COMPENSATION

Summary Compensation Table for the Fiscal Years Ended September 30, 2011 and 2010

The following table sets forth, for the fiscal years ended September 30, 2011 and 2010, all compensation paid to our Chief Executive Officer and Chief Financial Officer. We do not have any other executive officers and these executive officers are referred to herein as our “named executive officers.” The compensation described in this table does not include medical, group life insurance, or other benefits which are available generally to all of our salaried employees.

Name	Title	Year	Salary ($)	Total ($)

William J. Volz	President	2011	128,400	128,400
		2010	144,500	144,500

Kimiko Milheim	Chief Financial Officer	2011	100,800	100,800
		2010	130,400	130,400

Narrative to Summary Compensation Table

Our typical executive compensation components include base salary and variable bonus awards, however, no bonuses were awarded in fiscal years 2011 and 2010. The base salary of our executive officers is established primarily on the basis of the individual’s qualifications and relevant experience, the strategic goals for which he or she has responsibility, the compensation levels at comparable companies, and the incentives necessary to attract and retain qualified management. We attempt to set the base salary each year to take into account the individual’s performance and to maintain a competitive salary structure. During their review of base salaries for our named executive officers, the Compensation Committee primarily considers market data, the individual performance of each executive officer, and an internal review of the executive officer’s compensation, both individually and relative to other executive officers.

The Compensation Committee has the latitude to provide cash bonus awards and long-term stock option awards based on the achievement of Company objectives and performance goals.

Employment and Other Agreements with our Executive Officers

We do not have employment, severance, or change of control agreements with our named executive officers.

Outstanding Equity Awards at Fiscal Year-End

Our named executive officers do not hold any equity awards and were not granted any equity awards during the fiscal year ended September 30, 2011.

Retirement Benefits

Effective September 2005, we established a 401(k) savings plan, where employees are able to make voluntary contributions and we have the discretion to make matching contributions. The plan covers all employees who meet certain age and service requirements. We cover expenses incurred in connection with the plan. We made no matching contributions in fiscal year 2011 and 2010.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth the position of our equity compensation plans as of September 30, 2011:

	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)
Plan Category	(#)	($/sh)	(#)

Equity compensation plans approved by security holders	286,000	$1.000	1,075,000

Equity compensation plans not approved by security holders	0		0

	286,000	$1.000	1,075,000

________________________

PROPOSAL No. 2 – RATIFICATION OF THE APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors recommends a vote "FOR" ratification of the appointment of Hein & Associates LLP as our independent registered public accounting firm.

The Audit Committee of our Board of Directors has reappointed the firm of Hein & Associates LLP (“Hein”) as our independent registered public accounting firm, to audit and report on the financial statements of our Company for our fiscal year ending September 30, 2012. Although shareholder ratification of the appointment of our independent registered public accounting firm is not required by our bylaws or other applicable legal requirements, we are submitting the selection of Hein to our shareholders for ratification to permit shareholders to participate in this important corporate decision. If the shareholders do not ratify the appointment, the Board of Directors will consider the selection of another independent registered public accounting firm, but is not required to select a different independent registered public accounting firm. If Hein shall decline to accept or become incapable of accepting its appointment, or if its appointment is otherwise discontinued, the Board of Directors will appoint another independent registered public accounting firm.

A representative of Hein is expected to be present at the Annual Meeting. The representative will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

Principal Accountant Fees and Services

Hein & Associates LLP (“Hein”) has audited our financial statements since 2007. Aggregate fees for professional services provided to us by Hein for the years ended September 31, 2011 and 2010, were as follows:

	Fiscal 2011	Fiscal 2010

Audit Fees	$106,000	$91,200
Audit-Related Fees	0	0
Tax Fees	0	0
All Other Fees	0	0

Total	$106,000	$92,100

Audit Fees. The aggregate fees billed for the year ended September 30, 2011 for professional services rendered by Hein for the audit of our annual financial statements included in our reports on Form 10-K, review of the financial statements in our quarterly reports on Form 10-Q, and reviews of other filings with the SEC were $106,000. The aggregate fees billed by Hein for the same services for the fiscal year ended September 30, 2010 were $91,200.

Hein did not bill for any other services, except as disclosed above, for the fiscal years ended September 30, 2011 and 2010.

Audit Committee’s Pre-Approval Policies and Procedures

The Audit Committee has established a policy to pre-approve all auditing services and permitted non-audit services (including fees and terms thereof) provided by our independent registered public accounting firm on a case-by-case basis, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, which are approved by the Audit Committee before the completion of the audit. 100% of the services provided during fiscal year 2011 were pre-approved.

During the approval process, the Audit Committee considered the impact of the types of services and the related fees on the independence of the independent registered public accounting firm. The services and fees were deemed compatible with the maintenance of that firm’s independence, including compliance with rules and regulations of the SEC.

Required Vote

Ratification of the appointment of Hein & Associates LLP requires the affirmative vote of a majority of the shares present and voting at the Annual Meeting in person or by proxy. Unless marked to the contrary, proxies received will be voted “FOR” ratification of the appointment. In the event ratification is not obtained, the Audit Committee will review its future selection of our independent registered public accounting firm but will not be required to select a different independent registered public accounting firm.

________________________

PROPOSAL No. 3 – TO APPROVE AN AMENDMENT TO OUR RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF SHARES

OF OUR AUTHORIZED COMMON STOCK

FROM 10,000,000 TO 50,000,000

The Board of Directors recommends a vote "FOR" approval of an amendment to our

Restated Articles of Corporation to increase the number of shares of our authorized common stock from 10,000,000 to 50,000,000 shares.

Our Board of Directors has approved, and is seeking shareholder approval of, an amendment to our Restated Articles of Incorporation to implement an increase in the number of shares of our authorized common stock, no par value, from 10,000,000 shares to 50,000,000 shares in substantially the form set forth as Appendix A to this Proxy Statement. If the amendment is approved by our shareholders, it will become effective upon the filing of an amendment to our Restated Certificate of Incorporation, which filing is expected to occur promptly after shareholder approval of this proposal. The text of Appendix A remains subject to modification to include such changes as may be required by the Secretary of State of the State of California and as the Board deems necessary or advisable to implement the increase in our authorized shares.

Purpose and Effect of the Increase in Authorized Shares

We believe it is in the best interests of our shareholders to increase our authorized shares of common stock so that we can efficiently continue to grow our operations. An increase in the authorized number of shares of common stock will enable us to take advantage of various potential business opportunities through the issuance of our securities, including, without limitation, issuing securities for the purpose of raising capital, providing equity incentives to employees, officers or directors, establishing certain strategic relationships with other companies, and expanding our business through acquisitions.

The Board of Directors believes there are insufficient shares of common stock available to meet our needs for the future. Increasing our authorized shares will create new shares that can be used when the Board believes it is in the best interests of the shareholders to do so. Increasing the authorized common stock will not have any immediate effect on the rights of existing shareholders. If the increase in the authorized number of shares of common stock is approved by our shareholders, the Board does not intend to solicit further shareholder approval prior to issuing any additional shares of common stock, except as may be required by applicable law or the rules of any securities exchange upon which our common stock may then be listed.

We are currently authorized to issue up to 10,000,000 shares of common stock and 1,000,000 shares of preferred stock. Of the 1,000,000 shares of authorized preferred stock, 5,000 are designated as Series A Preferred Stock and 70,000 designed as Series B Preferred Stock. As of February 2, 2012, 9,418,166 shares of our common stock are issued and outstanding. An additional XX shares of common stock have been reserved for issuance under our 2007 Employee Stock Incentive Plan . We do not have any shares of preferred stock outstanding.

Shares of common stock issued in the future will not reduce the number of shares held by existing shareholders, but will decrease the percentage equity ownership represented by each individual share. Holders of our common stock have no preemptive rights and there are no plans to grant such rights. We have no current plans, arrangements or understandings related to the issuance of any of the newly authorized shares .

It is possible that a subsequent issuance of these shares could have the effect of delaying or preventing a change in control of our Company. Shares of authorized and unissued common stock could, within the limits imposed by applicable law, be issued in one or more transactions that would make a change in control of us more difficult, and therefore, less likely. Issuances of additional shares of our stock could dilute the earnings per share and book value per share of our outstanding common stock and dilute the stock ownership or voting rights of a person seeking to obtain control of us. While it may be deemed to have potential anti-takeover effects, the proposal to increase the authorized common stock is not prompted by any specific effort of which we are aware to accumulate shares of our common stock or obtain control of our Company.

The additional shares of common stock to be authorized pursuant to the proposed amendment will be of the same class of common stock as is currently authorized under our Restated Articles of Incorporation.

Required Vote

The affirmative vote of holders of a majority of the shares of our common stock outstanding as of the Record Date is required to approve the increase of shares of our authorized common stock. Unless marked to the contrary, proxies received will be voted “FOR” the approval of the amendment to increase our authorized shares.

________________________

OTHER MATTERS

Your Board of Directors does not know any other matters to be presented for consideration at our Annual Meeting other than the matters described in this Proxy Statement. If any matters are properly brought before the Annual Meeting, your proxy holders will vote the shares they represent in accordance with our Board of Directors’ recommendation or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holder.

ADDITIONAL INFORMATION

‘‘Householding’’ of Proxy Materials. The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as ‘‘householding,’’ potentially provides extra convenience for shareholders and cost savings for us. Under this procedure, multiple shareholders who share the same last name and address will receive only one copy of the annual proxy materials, unless they notify us that they wish to continue receiving multiple copies. We have undertaken householding to reduce our printing costs and postage fees.

If you wish to opt-out of householding and continue to receive multiple copies of the proxy materials at the same address, you may do so at any time prior to thirty days before the mailing of proxy materials, which will typically be mailed in February of each year, by notifying us in writing at: Corporate Secretary, LOGIC Devices Incorporated, 1375 Geneva Drive, Sunnyvale, CA 94089, or by contacting us at (408) 542-5400. You also may request additional copies of the proxy materials by notifying us in writing at the same address or contacting us at (408) 542-5400, and we will undertake to deliver such additional copies promptly. If you share an address with another shareholder and currently are receiving multiple copies of the proxy materials, you may request householding by notifying us at the above referenced address or telephone number.

ANNUAL REPORT ON FORM 10-K

Our 2011 Annual Report on Form 10-K  was filed with the SEC on December 29, 2011 and is incorporated by reference into this Proxy Statement, but has not been delivered to our shareholders. Shareholders of our Company as of the Record Date may request a copy of our Annual Report, at no cost, by writing or telephoning us at the following address and number: Corporate Secretary, LOGIC Devices Incorporated, 1375 Geneva Drive, Sunnyvale, CA 94089, telephone (408) 542-5400. We will not, however, send exhibits to those documents, unless the exhibits are specifically incorporated by reference in those documents. The Notice of Annual Meeting, Proxy Statement, and our 2011 Annual Report are also available at our website, www.logicdevices.com, under “Investor Info.”

By Order of the Board of Directors,

Kimiko Milheim Corporate Secretary

Sunnyvale, California

February 13, 2012

Appendix A

Certificate of Amendment of

Restated Articles of Incorporation

of

LOGIC DEVICES INCORPORATED

The undersigned certify that:

1.      They are the President and the Secretary of LOGIC DEVICES INCORPORATED, a California corporation (the “Corporation”).

2.      Article III(a) of the Restated Articles of Incorporation of this Corporation is amended to read as follows:

“(a)        The corporation is authorized to issue two classes of shares to be designated respectively Preferred Stock (“Preferred”) and Common Stock (“Common”). The total number of shares of Preferred the corporation shall have authority to issue is 1,000,000 and the total number of shares of Common the corporation shall have authority to issue is 50,000,000.”

3.      The foregoing amendment of the Restated Articles of Incorporation has been duly approved by the Board of Directors of this Corporation.

4.      The foregoing amendment of the Restated Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 902, California Corporations Code. The total number of outstanding shares of the Corporation is 9,418,166. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50%.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Date: February 2, 2012

___________________________________________

William J. Volz, President

___________________________________________

Kimiko Milheim, Secretary